SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2020
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

19) SUBSEQUENT EVENTS

On January 25, 2021, the Company entered into a purchase agreement to acquire the equity interest of Bruin E&P HoldCo, LLC for total cash consideration of US$465 million, subject to customary purchase price adjustments (the “Bruin Acquisition”).  On the same date, we entered into a binding commitment letter for a new three-year senior unsecured US$400 million term loan to be fully drawn down on the closing date of the Bruin Acquisition to pay for a portion of the purchase price. We intend to fund the remaining portion of the purchase price with net proceeds from a $132.3 million bought deal equity financing, issuing 33,062,500 common shares at a price of $4.00 per common share, which we completed on February 3, 2021. The Bruin Acquisition is expected to close in early March 2021.